SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     October 19, 2005
                                                     ---------------------------


                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-12381                  22-3463939
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
  of Incorporation)                File Number)            Identification No.)


6 Brighton Road, Clifton, New Jersey                             07015
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (973) 778-1300
                                                     ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated October 19, 2005, reporting the Company's sales and earnings results for the third quarter ended October 1, 2005.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

       99.1  Press Release of Linens 'n Things, Inc., dated October 19, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             LINENS 'N THINGS, INC.



Dated:   October 19, 2005          By:  /s/ William T. Giles
                                       -----------------------------------------
                                            Name:    William T. Giles
                                            Title:   Executive Vice President,
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press Release of Linens 'n Things, Inc., dated October 19, 2005.